Barclays Global Financial Services Conference Bruce Van Saun Chief Executive Officer September 15, 2020 Exhibit 99.1

Forward-looking statements and use of non-GAAP financial measures Forward-Looking Statements. This document contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends, as well as the potential effects of the COVID-19 pandemic on our business, operations, financial performance and prospects, are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: Negative economic and political conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; The rate of growth in the economy and employment levels, as well as general business and economic conditions, and changes in the competitive environment; Our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals; The COVID-19 pandemic and its effects on the economic and business environments in which we operate; Our ability to meet heightened supervisory requirements and expectations; Liabilities and business restrictions resulting from litigation and regulatory investigations; Our capital and liquidity requirements (including under regulatory capital standards, such as the U.S. Basel III capital rules) and our ability to generate capital internally or raise capital on favorable terms; The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; The effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses; A failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber-attacks; and Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. Further, statements about the effects of the COVID-19 pandemic on our business, operations, financial performance and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. Further, statements about the estimated impact of CECL are forward-looking statements and are subject to the risk that the actual impact of CECL may differ, possibly materially, from what is reflected in those statements due to, among other things, changes in macroeconomic conditions and any of the other variables discussed, as well as changes based on continuing review of models and assumptions. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the period ending June 30, 2020. Non-GAAP Financial Measures: This document contains non-GAAP financial measures denoted as Underlying results. In historical periods, these results may have been referred to as Adjusted or Adjusted/Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The Appendix presents reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

# Executive Summary

| | |
|---|---|
| Solid 1H20 performance in light of COVID-19 disruption | ■ 1H20 results demonstrate strength, diversity and resilience of franchise, along with continued strong execution<br>– Underlying PPNR up 10% in 1H20 vs. 1H19; Underlying positive operating leverage of 2.6%[1]<br>– Record fee income driven by record results in mortgage banking<br>– Continuing strong performance across loans, deposits, liquidity and capital |
| Building a stronger and more diversified business model | ■ Diversified business model delivering strong fee growth to offset NIM pressure<br>– Multi-year investments in fee-generation capabilities, including selective acquisitions<br>■ Consumer: innovating for growth, enhancing mortgage capabilities, expanding wealth, and accelerating digitization efforts to improve customer experience and efficiency<br>■ Commercial: continuing to grow through mid-corporate and industry verticals expansion while investing in fee income capabilities |
| Navigating a challenging environment while investing for the future | ■ Investing in strategic priorities to generate top-line growth and efficiencies, including assessing opportunities arising from current environment<br>■ Progressing TOP 6 Program; expected pre-tax run-rate benefits of ~$300 - $325 million by YE2021; planning additional efficiency initiatives<br>■ Driving Balance Sheet Optimization ("BSO") initiatives to improve capital allocation and risk-adjusted returns |
| Managing disruption from a position of strength | ■ Robust capital levels with a CET1 ratio of 9.6%[2]<br>■ Reserves strengthened in 1H20; allowance for credit losses at 2.09% of loans ex-PPP [1]<br>■ Strong deposit franchise with ~66% from Consumer<br>■ Ample liquidity cushion with ~$68 billion of liquidity available as of August 31<br>– LDR of 88% as of June 30; fully compliant LCR |

See page 23-24 for notes and important information on Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items. See slide 25 for GAAP financial summary

3

Loans $125.7 B Rank #11 Assets $179.9 B Rank #14 Strong franchise with leading positions in attractive markets Deposits $143.6 B Rank #11 Footprint GDP above national average Personal consumption 43% higher than the national average Higher percentage of households with income of $100K or above Top 5 deposit market share in 9 of our 10 largest MSAs(2) #2 deposit market share in New England(3) Leading positions in Education, Merchant Finance, Mortgage and Home Equity #6 Overall Middle Market lead/joint lead bookrunner(4) Growth in mid-corporate client base reflects geographic expansion Strong corporate finance advisory model with deep expertise in multiple industries Franchise highlights CFG non-branch location CFG branch location CFG Corporate Headquarters - Providence, RI Deposits from all 50 states Attractive footprint with large mass-affluent and affluent segments See page 23-24 for notes and important information on Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items. (1) (1) (1)

Seek to deliver attractive and sustainable long-term financial performance Success will be driven by what got us here today Continued investments in our future Strong and experienced board and leadership team, best-in-class talent Proven execution ability with a customer-first approach and mindset of continuous improvement Commitment to excellence in every dimension Long-term positioning to deliver earnings growth and attractive returns Enterprise-wide initiatives drive improvement in performance Successful series of TOP efficiency and revenue growth programs has created capacity to allow investments to build out fee-based capabilities Balance Sheet Optimization initiatives recycle capital into more accretive growth and relationship categories; grow higher risk-adjusted return asset portfolios, optimize deposits Adopting originate-to-distribute orientation to free up capital and generate fee income streams Growth mindset: innovating to source new customers and revenue streams Building fee capabilities organically and through targeted acquisitions Relentless focus on our expense base Investments in new technologies, data analytics, seamless integration of digital and physical distribution, and customer experience Assessing opportunities arising from current environment Delivering through disciplined execution, with a customer-first approach and mindset of continuous improvement

# Building a stronger and more diversified business model

## Consumer Banking

| | | | |
|---|---|---|---|
| Innovating for attractive growth | Created innovative merchant finance partnership platform with exceptional customer experience | Citizens Access | 1st regional bank to market with national digital platform |
| Have taken mortgage to the next level | Top-15 bank-owned mortgage platform<br>490,000+ households nation-wide | | Launched digital mortgage platform, mobile servicing app |
| Consistently expanding wealth platform | FAs vs. 2015<br>↑ ~35 % | Created top-tier solutions for HNW/UHNW clients with Clarfeld integration | HNW/Mass affluent/affluent household growth since 2015<br>↑ ~10% |

## Commercial Banking

| | | | |
|---|---|---|---|
| Enhanced coverage model and expansion strategy | Growth in mid-corporate client base driven by geographic expansion | Delivering strong client acquisition and prudent loan growth | ↑~50%<br>Net new clients since 2015 |
| Growth in mid-corporate and industry verticals | Built out a strong corporate finance advisory model with deep expertise in multiple industries | | |
| Strengthened fee income capabilities | Gaining share, posting wins vs. mega-banks | Robust FX and interest rate capabilities<br>Multi-product clients<br>~70% | M&A advisory professionals<br>80+ |

Citizens Financial Group, Inc.™

6

Executive Summary---Positioning Citizens to Investors Delivered solid 1H20 results in a difficult environment 1H20 vs. 1H19 CFG Results(2) Peer average Adjusted(3) Strong revenue growth (Total revenue growth) á 631 bps vs Peers Broadly stable NII (Net interest income growth) á124 bps vs Peers Robust fee income (Noninterest income growth) á 1960 bps vs Peers Solid loan growth (Average total loan growth)   vs Peers Net interest margin FTE(1) (Net interest margin change) vs Peers á 13 bps Underlying operating leverage (YoY Positive operating leverage(2)) á 449 bps vs Peers A strong platform well-positioned to navigate challenges See page 23-24 for notes and important information on Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items. See slide 25 for GAAP Financial Summary

$s in billions See page 23-24 for notes and important information on Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items. See slide 25 for GAAP Financial Summary Strong PPNR performance reflects benefit of investments, diversity of revenues Strong loan growth as balance sheet was re-leveraged Significantly modernized and strengthened technology capabilities Investment in building capabilities and targeted acquisitions to diversify and grow revenue Re-engineered expense base through the execution of TOP programs BSO to improve risk-adjusted returns, reduce funding costs and increase capital efficiency Continued investment in fee businesses, along with enhanced delivery to offset ZIRP impacts and gradual normalization of mortgage fees Potential for further fee-based acquisitions Relentless focus on efficiency through execution and upsizing of TOP program Transforming enterprise-wide infrastructure to benefit customers and further improve efficiency Efficient capital allocation through BSO efforts Well-positioned to maintain momentum – multiple levers to improve performance Underlying PPNR(1,2) Post-IPO PPNR drivers Future PPNR growth opportunities

Multi-year investments have delivered greater fee diversification $s in millions See page 23-24 for notes and important information on Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items. See slide 25 for GAAP Financial Summary Investing for organic growth with potential to augment via selective fee-based acquisitions Commercial – growth focus areas Taking Mortgage to the next level - enhancing efficiency through digitization Accelerating growth in Wealth Building a national digital platform Enhanced coverage model and expansion strategy focused on growing mid-corporate clients Expanded geographic reach and solution sets Strengthened fee capabilities with integrated approach Consumer – growth focus areas Underlying noninterest income(1) 18% CAGR 18% CAGR

# Diversification has resulted in reduced revenue volatility

## Revenue volatility reduced ~20% through improved business mix, including recent strategic acquisitions

Standard deviation of YoY quarterly revenue growth rate

| | 1Q08 to 2Q20 | 3Q14 to 2Q20 |
|---|---|---|
| As reported | 6.9% | 2.6% |
| Normalized at 2019 revenue mix[(1)] | 5.7% | 2.1% |

- Focused on growing higher-quality fee revenues to improve overall mix and improve stability
- Revenue volatility reduced given recent diversification of fee income
  - Mortgage fees act as an offset to interest-sensitive revenues as rates decline given increase in refi and purchase activity
  - Growing Wealth to offset decline in service charges and card fees

### Consumer franchise with strong progress and momentum

- A leading bank-owned mortgage business
  - Acquired Franklin American Mortgage - 2018
  - Continued investment in digitization, capacity, efficiency
- Expanding Wealth capabilities
  - Acquired Clarfeld Financial Advisors - 2019
- Building a national digital platform
  - Launched Citizens Access® - 2018
- Innovating point-of-sale finance
- Growing high-quality education lending

### Commercial franchise with consistent progress broadening capabilities

- Expanded geographic reach and solution sets
- Strengthened fee income capabilities with integrated approach

| 2016 | 2017 | 2018 | 2019/2020 |
|---|---|---|---|
| ✓ Broker Dealer | ✓ M&A (WRP) | ✓ FX Options | ✓ Active Bonds |
| ✓ FX & IRP | ✓ Valuation services | ✓ Structured finance | ✓ HY Sales & Trading |
| ✓ Passive Bonds | ✓ Regional coverage model | ✓ Commodities | ✓ M&A Bowstring |
| ✓ Passive Equity | | ✓ Asset-based finance | ✓ M&A Trinity (2020) |
| ✓ Industry Corp Finance | | | ✓ accessOptima |
| | | | ✓ Real time payments |

Citizens Financial Group, Inc.™

10

See page 23-24 for notes and important information on Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Challenges over 2020-2022: Achieving growth in a ZIRP environment 2019/2020 Active Bonds HY Sales & Trading M&A Bowstring M&A Trinity (2020) accessOptima Real time payments Achieving EPS growth and ROTCE improvement in spite of pressure on NIM will require strong execution across all dimensions: Loan and deposit growth, BSO, NIM management Further fee income growth Expansion of TOP efficiency initiatives Digitization Investing in strategic initiatives Normalizing credit costs Astute and prudent capital management

Loan and deposit growth, BSO, NIM management Growth focus on higher risk-adjusted return categories such as education refinance and innovative merchant finance; demand should strengthen with economic recovery Disciplined risk-appetite with continued focus on superprime/prime consumer segments Commercial growth to be driven by mid-corporates and geographic expansion, with careful client selection $s in billions See page 23-24 for notes and important information on Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items. Total loans(1) Retail loans Commercial loans 7% CAGR Total deposits(1) Interest-bearing deposits Demand deposits 8% CAGR Prudent loan growth Low-cost deposit growth Opportunity to continue outpacing industry on low-cost deposit growth Top of peer set performance in DDA growth Investments in enhanced data analytics, personalization and improving customer experience Focus on commercial operational deposits and further enhancing product suite Dedicated liquidity-specialist team focused on growing client deposits New accessOPTIMATM global cash management platform; recently launched accessLIQUIDITYTM portal Protecting NII through loan and deposit growth

# Loan and deposit growth, BSO, NIM management

$s in millions

## Protecting NII through BSO, NIM management

### Select examples of BSO actions since IPO

**Assets:**

- ✓ Growing attractive risk-adjusted categories: Education and Merchant finance, strategic reduction in Auto
- ✓ Originate-to-distribute orientation, e.g., education loan sale
- ✓ Exiting low-return commercial relationships
- ✓ Repositioning leasing portfolio

**Liabilities:**

- ✓ Optimize deposit mix with growth in lower-cost categories
- ✓ Leverage data analytics to optimize pricing/marketing efforts
- ✓ Launched Citizens Access® to diversify deposit franchise
- ✓ Upgraded cash management platform and escrow capabilities

Growing lower-cost deposits(1)



$51
$56
$59
$61
$66
$68
$80
0.33%
0.35%
0.53%
0.91%
1.22%
0.94%
0.48%
0.24%
0.26%
0.39%
0.68%
0.94%
0.72%
0.35%
52%
50%
48%
48%
44%
43%
47%
2015
2016
2017
2018
2019
1Q20
2Q20
DDA CAGR
↑8%
Demand deposits
Lower-cost deposits
Total deposit costs
Interest-bearing deposit cost

### Balance Sheet Optimization

- Enhancing asset and liability management to benefit NIM and improve risk-adjusted returns
  - Loan portfolio -
    - Deepen lead commercial relationships to improve returns; exit low-return relationships
    - Adopt originate-to-distribute orientation in Consumer to optimize capital efficiency while retaining and growing relationships
  - Investment portfolio - Manage excess cash and optimize investment mix; focus on cash collateral management
  - Deposits - Optimize mix with focus on lower-cost categories, capturing natural share, building capabilities

### NIM management

- Total deposit costs down 45 bps in 1H20 vs. 1H19
- Target further pricing actions across all channels, with ~$3.5 billion of CDs maturing in 2H20
- Continue improving mix toward DDA and lower-cost categories
- Hedging strategies effective to date; will be opportunistic in replacing maturing hedges given current market conditions
  - Mortgage fees will continue to provide diversification
- PPP forgiveness expected to begin in 4Q20, which will benefit NIM near-term

See page 23-24 for notes and important information on Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Citizens Financial Group, Inc.

13

Further fee growth Fee growth to be driven by ongoing investment in capabilities Fee area Current environment Expectations and opportunities Mortgage banking Robust refi and purchase volumes; strong margins given demand and industry capacity constraints Well positioned to capitalize on demand, keep up with volumes and gain market share Expect continued strength in refi volumes at today’s rates, despite market forecast for lower originations in 4Q and 2021 Expect margins to remain elevated as demand continues to outstrip capacity Adding capacity in all channels given sustained volumes Bigger business post-COVID even with refi normalization, fully leveraging scale Continued investment in retail loan officers and digital customer experience Strength and execution consistency in correspondent and wholesale channels driving further market share gains Wealth Markets recovering, benefiting managed-money and transactional sales Driving higher recurring revenue mix with focus on managed money products Opportunity to grow by increasing scale organically and via acquisition Service charges and card fees Improving debit and credit activity levels Stimulus-driven deposit growth impacts balance-related fees Expect gradual rebound as the economy opens and excess deposits are utilized Capital and global markets Investment grade bond market opened up faster than expected; modest increases in high yield activity; lower loan syndication volumes Strong activity in interest rate products as clients manage liquidity positions M&A pipeline starting to build Well positioned to take advantage of economic recovery Corporate finance and M&A advisory capabilities position us well to intermediate capital flows

# Expansion of TOP efficiency initiatives

## TOP 6 Program progressing well; expected benefits of ~$300-$325 million in pre-tax run-rate impact by YE2021

### Planning new transformation initiatives to upscale program

- Further enhance front-end digital capabilities to create frictionless customer experiences, drive sales
- Accelerate end-to-end ("E2E") digitization in Consumer and Commercial
- Simplify customer interactions and empower colleagues with new customer interaction technology
- Create new revenue opportunities, e.g., virtual loan officers, Wealth advisors

### Transformational Program ~$200-225 million

| | |
|---|---|
| Advance next-gen IT | ■ Implement next-gen API-enabled cloud native architecture; key business initiatives slated to use reusable APIs<br>■ Execute through proactive, customer-centric, Agile ways of working<br>■ Further enhance engineering talent and tools |
| Redesign go-to-market operating model | ■ Empower cross-functional teams with clear strategy/mission<br>■ Shorten cycles for product/tech changes<br>■ Enable customer-focused, entrepreneurial approach<br>■ Improve new products/services speed to market |

### Traditional TOP Program ~$100 million

| | |
|---|---|
| Efficiency initiatives ~65% | ■ Accelerate retail network transformation<br>■ Redesign wealth operations<br>■ Further organizational simplification |
| Revenue initiatives ~35% | ■ Target C&I geographic expansion<br>■ Deploy new pricing optimization engines<br>■ Enhance personalization and retention tools through digital channels |

Citizens Financial Group, Inc.
15

# Digitization

## Digital adoption rapidly increasing

1H20 YoY [1]

- Digital Logins: **+19%**
- App Downloads: **+13%**
- Non-branch % of transactions[2]: **+10 pts**
- Online banking enrollments: **+12%**

Consumer deposit transaction mix %[3]



62.7%
14.2%
23.1%
55.1%
15.8%
29.1%
56.0%
19.6%
24.4%
43.1%
30.3%
26.6%
2Q 17
2Q 18
2Q 19
2Q 20
ATM
Mobile
Branch
YoY
Branch -12.9pts
Mobile +10.7pts
ATM +2.2pts

## Opportunity to accelerate digitization efforts to unlock step change in expense base

- Further enhance front-end digital capabilities to create frictionless customer experiences
  - Rolling out new digital platform: mobile app during 3Q20, online banking by year end
  - New technology to personalize customer interactions and simplify how colleagues work across business lines
  - Transformed ~30% of retail branch network since 2015 including ~15% reduction in total branch count; further opportunities given acceleration of digital adoption
- Accelerate end-to-end ("E2E") digitization
  - Customer journey-based re-imagination of the consumer experience, creating digital-first workflows and operational processes
  - Improve efficiency of customer interactions, e.g., self-serve capabilities
  - Drive long-term efficiency, e.g., "war" on paper, further branch rationalization

See page 23-24 for notes and important information on Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Citizens Financial Group, Inc.
16

Investing in strategic initiatives xxx Consumer Commercial Investing in strategic priorities to generate top-line growth and efficiencies Enhanced coverage model Maturing corporate finance advisory model with deep expertise in multiple industries; strong linkage with M&A advisory Utilizing data analytics to identify client opportunities Integrating capabilities into a distinctive national value proposition Focusing on new customer acquisition and deepening existing relationships Executing on new product bundles for Citizens Access®; increased opportunity given consumer digital trends National expansion Expanded geographic reach and solution sets Continued geographic expansion to expand mid-corporate client base Expanding solution sets and deepening relationships with core middle market clients Improving customer value proposition to create stickier revenue Focusing on mass affluent and affluent segments Enhancing customer journeys with digitization and remote advisory capabilities to increase share of wallet Deepening relationships Strengthened fee income capabilities with integrated approach Launching new industry verticals to drive fees and better capital allocation Delivering robust FX and interest rate capabilities Focused on growing Treasury Services revenue; helping clients transition from paper to digital Expanding to new strategic verticals, building on experience of successful partnerships New customer-led POS value proposition to help customers responsibly spend on larger-ticket items; scale subject prototype testing Merchant Point of Sale

Normalizing credit costs $s in millions Provision for credit losses, net charge-offs Provision for credit losses Total net c/os Net c/o ratio See page 23-24 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items. See slide 25 for GAAP Financial Summary Allowance for credit losses (2) (1) Reserves strengthened in 1H20; allowance coverage of 2.09% ex-PPP(2) Economic outlook is stabilizing, reducing the need for future reserve builds Drawdown on reserves expected once macro view turns positive Provision will revert to levels tied to loan originations Observations

Normalizing credit costs – Forbearance update See page 23-24 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items. $s in billions Working proactively with Commercial Banking customers seeking flexibility on loan terms and conditions Commercial deferrals trending down from ~3% in May to 1.8% at August 31, 2020 Fewer C&I clients seeking second deferral after benefitting from stimulus and re-openings Higher second deferral requests in CRE, in particular Hospitality Broadly stable early-stage consumer delinquency trends for loans not in forbearance Pace of new forbearance requests has slowed dramatically across all consumer loan categories and early trends are encouraging: ~90% current at time of initial forbearance request Meaningful percentage of customers in forbearance continue to pay Proactive customer outreach to evaluate readiness to return to payment or need for further assistance Forbearance summary

Ample capital to support customers and maintain dividend CET1 ratio strong relative to required minimums and peers Capital management priorities: Protect the dividend Prudent organic loan growth with compelling risk-adjusted returns Selective acquisitions to build capabilities and scale Share repurchases 2Q20 CET1 ratio(1) Astute and prudent capital management Observations See page 23-24 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items.

Looking forward Achieving growth in a ZIRP environment Achieving EPS growth and ROTCE improvement will require strong execution across all dimensions Growth mindset: innovating to source new customers and revenue streams Building fee capabilities organically and through targeted acquisitions Relentless focus on our expense base Driving progress on strategic-initiatives to emerge well-positioned Adding significant new efficiency initiatives, including acceleration of the digitization of customer interactions and operational processes Assessing new opportunities arising from current environment Confident that we will manage through the current environment and resume progress towards becoming a top performing regional bank Managing disruption from a position of strength and diversification 1H20 results demonstrate strength, diversity and resiliency of franchise, along with continued strong execution Underlying PPNR up 10% in 1H20 vs. prior year (1) Strong capital and reserve position CET1 ratio of 9.6%, Allowance to Loans (ex PPP) of 2.09%(1) Positioned to leave crisis with positive momentum See page 23-24 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items. See slide 25 for GAAP Financial Summary

Appendix

# Notes

**Notes on Non-GAAP Financial Measures**

See important information on Non-GAAP Financial Measures, as applicable, at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliations to GAAP financial measures. "Underlying" or "Adjusted" results exclude the impact of notable items. Where there is a reference to Underlying results in a paragraph or table, all measures that follow these references are on the same basis, when applicable.

**General Notes**

a) References to net interest margin are on a fully taxable equivalent ("FTE") basis. In 1Q19, Citizens changed its quarterly presentation of net interest income and net interest margin (NIM). Consistent with our understanding of general peer practice, the Company simplified the calculation of its reported NIM to equal net interest income, annualized based on the actual number of days in the period, divided by average total interest earning assets for the period. Under the Company's prior methodology, NIM was calculated using the difference between the annualized yield on average total interest-earning assets and total interest-bearing liabilities for the period. The Company also began presenting both net interest income and NIM on an FTE basis. Prior periods have been revised consistent with the current presentation.
b) Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.
c) Throughout this presentation, references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale are also referred to as LHFS.
d) Select totals may not sum due to rounding.
e) Based on Basel III standardized approach
f) Throughout this presentation, reference to balance sheet items are on an average basis and loans exclude held for sale unless otherwise noted.

**Notes on slide 3 - Executive Summary**
1) See above note on non-GAAP financial measures.
2) See above general note e)

**Notes on slide 4 - Strong franchise with leading positions in attractive markets**
1) Period-end balances as of June 30, 2020, loan balances exclude loans held for sale. Ranking based on 2Q20 data, unless otherwise noted; excludes non-retail depository institutions, includes U.S. subsidiaries of foreign banks.
2) Source: FDIC, June 2019. Excludes "non-retail banks" as defined by SNL Financial. The scope of "non-retail banks" is subject to the discretion of SNL Financial, but typically includes: industrial bank and non-depository trust charters, institutions with more than 20% brokered deposits (of total deposits), institutions with more than 20% credit card loans (of total loans), institutions deemed not to broadly participate in the banking services market and other non-retail competitor banks.
3) Source: FDIC June 2019 and SNL Financial. Top MSAs determined by retail branch count. Branches with ≥$500 million in deposits excluded. Excludes "non-retail banks" as defined by SNL Financial. The scope of "non-retail banks" is subject to the discretion of SNL Financial, but typically includes: industrial bank and non-depository trust charters, institutions with more than 20% brokered deposits (of total deposits), institutions with more than 20% credit card loans (of total loans), institutions.
4) Thomson Reuters LPC, Loan syndication league table ranking for the prior twelve months as of 2Q20 based on volume for Overall U.S. Middle Market (defined as Borrower Revenues < $500 million and Deal Size < $500 million).

**Notes on slide 7 - Delivered solid 1H20 results in a difficult environment**
1) See above general note A)
2) See above note on non-GAAP financial measures
3) Source: Adjusted or operating results obtained from company filings. Peers include CMA, FITB, HBAN, KEY, MTB, PNC,RF, TFC, USB

**Notes on slide 8 - Strong PPNR performance reflects benefit of investments, diversity of revenues**
1) See above note on non-GAAP financial measures
2) Underlying PPNR as % of average assets presented on a 9-quarter equivalent basis consistent with the time period used in CCAR/DFAST

**Notes on slide 9 - Multi-year investments have delivered greater fee diversification**
1) See above note on non-GAAP financial measures

**Notes on slide 10 - Diversification has resulted in reduced revenue volatility**
1) Revenue is composed of net interest income and fee revenues from service charges, card fees, mortgage banking, trust & investment, capital markets, and insurance. The calculation of year-over-year revenue growth rate volatility is derived from back-testing growth based on a hypothetical 2019 normalized revenue mix.

**Notes on slide 12 - Loan and deposit growth, BSO, NIM management**
1) See above general note f)

**Notes on slide 13 - Loan and deposit growth, BSO, NIM management**
1) See above general note f)

**Notes on slide 16 - Digitization**
1) Percentage increase in digital logins, app downloads, online banking enrolls and non-branch % of transactions are for the six months ended June 30, 2020 compared to the year-ago comparable period
2) 10 pts is the change in the transaction mix between branch and non-branch activity
3) Excludes Citizens Access deposits

**Notes on slide 18 - Normalizing credit costs**
1) Allowance for credit losses to nonperforming loans and leases
2) See above note on non-GAAP financial measures

**Notes on slide 19 - Normalizing credit costs - Forbearance update**
1) Excludes Business Banking
2) Deferral/forbearance balances as of August 31, 2020 whereas deferral/forbearance percentages are calculated based on loan balances at June 30, 2020

Citizens Financial Group, Inc.™

23

Notes Notes on Non-GAAP Financial Measures See important information on Non-GAAP Financial Measures, as applicable, at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliations to GAAP financial measures. “Underlying” or “Adjusted” results exclude the impact of notable items. Where there is a reference to Underlying results in a paragraph or table, all measures that follow these references are on the same basis, when applicable. General Notes References to net interest margin are on a fully taxable equivalent ("FTE") basis. In 1Q19, Citizens changed its quarterly presentation of net interest income and net interest margin (NIM). Consistent with our understanding of general peer practice, the Company simplified the calculation of its reported NIM to equal net interest income, annualized based on the actual number of days in the period, divided by average total interest earning assets for the period. Under the Company’s prior methodology, NIM was calculated using the difference between the annualized yield on average total interest-earning assets and total interest-bearing liabilities for the period. The Company also began presenting both net interest income and NIM on an FTE basis. Prior periods have been revised consistent with the current presentation. Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation. Throughout this presentation, references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale are also referred to as LHFS. Select totals may not sum due to rounding. Based on Basel III standardized approach Throughout this presentation, reference to balance sheet items are on an average basis and loans exclude held for sale unless otherwise noted. Notes on slide 20 – Astute and prudent capital management See above general note e) Notes on slide 21 – Looking forward See above note on non-GAAP financial measures.

GAAP financial summary

Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data

Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data

Non-GAAP financial measures and reconciliations – Underlying excluding the impact of PPP Loans $s in millions, except share, per share and ratio data